EXHIBIT 99.1




GOLDMAN, SACHS & CO.
FIRST FRANKLIN FFMLT 2005 FFA
================================================================================

--------------------------------------------------------------------------------
Summary
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Scheduled Principal Balance: $771,416,133
Number of Mortgage Loans: 15,700
Average Scheduled Principal Balance: $49,135
Weighted Average Gross Coupon: 9.464%
Weighted Average Net Coupon: 8,959%
Weighted Average Original FICO Score: 662
Weighted Average Original LTV Ratio: 19.53%
Weighted Average Combined Original LTV Ratio: 99.23%
Weighted Average Stated Remaining Term (months): 223
Weighted Average Seasoning(months): 6
Weighted Average Months to Roll: 0
Weighted Average Gross Margin: 0.00%
Weighted Average Initial Rate Cap: 0.00%
Weighted Average Periodic Rate Cap: 0.00%
Weighted Average Gross Maximum Lifetime Rate: 0.00%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

 Current Principal        Number of  Principal           Pct. Of Pool By         Weighted Avg.         Weighted Avg.  Avg. Principal
      Balance               Loans     Balance            Principal Balance       Gross Coupon          Current FlCO      Balance
------------------------------------------------------------------------------------------------------------------------------------
$25,000 & Below             2,870  $56,660,047                  7.34%               9.861                   645          $19,742
$25,001 -$50,000            7,161  257,603,513                  33.39               9.738                   653           35,973
$50,001 -$75,000            3,114  190,510,557                  24.70               9,474                   662           61,179
$75,001 -$100,000           1,474  127,139,443                  16.48               9.337                   667           86,255
$100,001 -$125,000            617   69,059,627                   8.95               9.139                   675          111,928
$125,001 -$150,000            309   42,423,868                   5.50               8.869                   681          137,294
$150,001 -$200,000            140   24,171,972                   3.13               8.413                   699          172,657
$200,001 -$250,000             12    2,952,081                   0.38               8.108                   680          246,007
$250,001 -$300,000              3      895,025                   0.12               7.580                   694          298,342
------------------------------------------------------------------------------------------------------------------------------------
Total:                     15,700 $771,416,133                100.00%               9.464                   662          $49,135
------------------------------------------------------------------------------------------------------------------------------------

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                                      Weighted Avg.
 Current Principal                        Combo.       Pct.        Pct. Owner
      Balance                         Original LTV   Full Doc       Occupied
--------------------------------------------------------------------------------
$25,000 & Below                           99.57%     99.35%         100.00%
$25,001 -$50,000                           99.56      98.52           99.99
$50,001 -$75,000                           99.44      98.32          100.00
$75,001 -$100,000                          99.41      97.49          100.00
$100,001 -$125,000                         99.31      95,18          100.00
$125,001 -$150,000                         98.18      99,35           99.65
$150,001 -$200,000                         96.46     100.00          100.00
$200,001 -$250,000                         84.36     100.00          100.00
$250,001 -$300,000                         81.51     100.00          100.00
--------------------------------------------------------------------------------
Total:                                    99.23%     98.16%          99.98%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Number of  Principal           Pct. Of Pool By         Weighted Avg.         Weighted Avg.  Avg. Principal
Current Rate                Loans     Balance            Principal Balance       Gross Coupon          Current FlCO      Balance
------------------------------------------------------------------------------------------------------------------------------------
5.99 & Below                    2      $91,804                  0.01%              5.332                    703          $45,902
6.50-6.99                       1       25,828                   0.00               6.875                   725           25,828
7.00-7.49                       5      804,532                   0.10               7.250                   726          160,906
7.50-7.99                     848   61,660,203                   7.99               7.958                   729           72,713
8.00-8.49                   2,080  118,521,768                  15.36               8.197                   715           56,982
8.50-8.99                   2,849  145,848,303                  18.91               8.705                   677           51,193
9.00-9.49                   1,931   97,918,637                  12.69               9.248                   657           50,709
9,50-9.99                   2,121   99,979,725                  12.96               9.717                   647           47,138
10.00-10.49                 1,091   50,530,214                   6.55              10.216                   630           46,316
10.50-10.99                 2,086   90,013,249                  11.67              10.703                   618           43,151
11,00-11.49                 1,360   54,635,094                   7.08              11,118                   622           40,173
11.50-11.99                 1,293   50,045,225                   6.49              11.634                   610           38,705
12.00-12.49                    33    1,341,552                   0.17              12.005                   609           40,653
------------------------------------------------------------------------------------------------------------------------------------
Total:                     15,700 $771,416,133                100.00%               9.464                   662          $49,135
------------------------------------------------------------------------------------------------------------------------------------

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                               Weighted Avg.
                                   Combo.       Pct.        Pct. Owner
Current Rate                   Original LTV   Full Doc       Occupied
--------------------------------------------------------------------------------
5.99 & Below                       100.00%   100.00%         100.00%
6.50-6.99                            20.00    100.00          100.00
7.00-7.49                            83.50    100.00          100.00
7.50-7.99                            98.21     99.76          `00.00
8.00-8.49                            99.14     99.51          100.00
8.50-8.99                            99.24     96.19           99.90
9.00-9.49                            99.30     97.34          100.00
9,50-9.99                            99.46     96.57          100.00
10.00-10.49                          99.07     96.98          100.00
10.50-10.99                          99.35     99.83           00,00
11,00-11.49                          99.69     99.91          100.00
11.50-11.99                          99.80     99.77           99.92
12.00-12.49                                                   100.00
--------------------------------------------------------------------------------
Total:                              99.23%    98.16%          99.98%
--------------------------------------------------------------------------------

GOLDMAN, SACHS & CO.
FIRST FRANKLIN FFMLT 2005 FFA
================================================================================
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

------------------------------------------------------------------------------------------------------------------------------------
Credit Score             Number of  Principal             Pct. Of Pool By         Weighted Avg.        Weighted Avg.  Avg. Principal
                           Loans     Balance              Principal Balance       Gross Coupon         Current FICO       Balance
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                   842  $50,871,507                  6.59%                8.115                  762          $60,417
720-739                       617   36,228,970                   4.70                8.127                  728           58,718
700-719                     1,033   60,154,722                   7.80                8.126                  708           58,233
680-699                     1,588   93,331,998                  12.10                8.411                  689           58,773
660-679                     2,150  115,599,897                  14.99                8.922                  668           53,767
640- 659                    3,035  149,748,756                  19.41                9.538                  649           49,341
620-639                     3,092  136,124,921                  17.65               10.536                  629           44,025
600-619                     3,343  129,355,363                  16.77               11.022                  609           38,694
------------------------------------------------------------------------------------------------------------------------------------
Total:                     15,700  $771,416,133                100.00%               9.464                  662          $49,135
------------------------------------------------------------------------------------------------------------------------------------

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                         Weighted Avg. Pct.
Credit Score                Combo.     Full        Pct. Owner
                        Original LTV   Doc          Occupied
--------------------------------------------------------------------------------
740 & Above                99.32%    98.01%         l00.00%
720-739                     99.40     98.59          100.00
700-719                     99.20     96.87          100.00
680-699                     99.17     96.21          100.00
660-679                     99.16     96.89           99.87
640- 659                    99.18     97.76          100.00
620-639                     99.25     99.85          100.00
600-619                     99.31     99.93           99.97
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Total:                      99.23%    98.16%          99.98%
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
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                         Number of  Principal             Pct. Of Pool By         Weighted Avg.       Weighted Avg.   Avg. Principal
Lien                       Loans     Balance              Principal Balance       Gross Coupon        Current FICO      Balance
------------------------------------------------------------------------------------------------------------------------------------
2                          15,700  $771,416,133                100.00%               9.464                 662          $49,135
------------------------------------------------------------------------------------------------------------------------------------
Total:                     15,700  $771,416,133                100.00%               9.464                 662          $49,135
------------------------------------------------------------------------------------------------------------------------------------

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                          Weighted Avg.   Pct.
                              Combo.      Full       Pct. Owner
Lien                      Original LTV    Doc         Occupied
--------------------------------------------------------------------------------
2                             99.23%    98.16%          99.98%
--------------------------------------------------------------------------------
Total:                        99.23%    98.16%          99.98%
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
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                         Number of  Principal             Pct. Of Pool By         Weighted Avg.       Weighted Avg.   Avg. Principal
Combined Original LTV      Loans     Balance              Principal Balance       Gross Coupon        Current FICO      Balance
------------------------------------------------------------------------------------------------------------------------------------
60.00 &  Below                 15     $707,885                   0.09%               8.836                 665          $47,192
60.01 -  70.00                  5      746,103                    0.10               8.239                 654          149,221
70.01 -  80.00                 16    1,814,111                    0.24               8.772                 642          113,382
80.01-   85.00                 37    4,546,279                    0.59               8.599                 662          122,872
85.01 -  90.00                239   15,805,469                    2.05               8.892                 664           66,132
90.01-   95.00                582   33,389,281                    4.33               9.237                 664           57,370
95.01 -  100.00            14,806  714,407,006                   92.61               9.497                 662           48,251
------------------------------------------------------------------------------------------------------------------------------------
Total:                     15,700 $771,416,133                  100.00%              9.464                 662          $49,135
------------------------------------------------------------------------------------------------------------------------------------

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                                     Weighted Avg.   Pct.
                                         Combo.      Full       Pct. Owner
Combined Original LTV                Original LTV    Doc         Occupied
--------------------------------------------------------------------------------
60.00 &  Below                           30.14%   100.00%         100.00%
60.01 -  70.00                            69.18    100.00          100.00
70.01 -  80.00                            77.65    100.00          100.00
80.01-   85.00                            83.19    100.00          100.00
85.01 -  90.00                            89.66     98.53          100.00
90.01-   95.00                            94.49     97.33          100.00
95.01 -  100.00                           99.92     98.17           99.97
--------------------------------------------------------------------------------
Total:                                    99.23%    98.16%          99.98%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Number of  Principal             Pct. Of Pool By         Weighted Avg.       Weighted Avg.   Avg. Principal
Original LTV               Loans     Balance              Principal Balance       Gross Coupon        Current FICO      Balance
------------------------------------------------------------------------------------------------------------------------------------
60.00 & Below              15,700  $771,416,133                100.00%               9.464                 662          $49,135
------------------------------------------------------------------------------------------------------------------------------------
Total:                     15,700  $771,416,133                100.00%               9.464                 662          $49,135
------------------------------------------------------------------------------------------------------------------------------------

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                                     Weighted Avg.   Pct.
                                         Combo.      Full       Pct. Owner
Original LTV                         Original LTV    Doc         Occupied
--------------------------------------------------------------------------------
60.00 & Below                            99.23%    98.16%          99.98%
--------------------------------------------------------------------------------
Total:                                   99.23%    98.16%          99.98%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                         Number of  Principal             Pct. Of Pool By         Weighted Avg.       Weighted Avg.   Avg. Principal
Documentation              Loans     Balance              Principal Balance       Gross Coupon        Current FICO      Balance
------------------------------------------------------------------------------------------------------------------------------------
FULL DOC                   15,460 $757,242,838                   98.16%              9.469                 662          $48,981
LIMITED DOC                   230   13,776,138                    1.79               9.183                 684           59,896
ASSET ONLY                      9      358,266                    0.05              10.353                 635           39,807
STATED DOC                      1       38,891                    0.01               9.875                 656           38,891
------------------------------------------------------------------------------------------------------------------------------------
Total:                     15,700 $771,416,133                  100.00%              9.464                 662          $49,135
------------------------------------------------------------------------------------------------------------------------------------

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                         Weighted Avg.   Pct.
                             Combo.      Full       Pct. Owner
Documentation            Original LTV    Doc         Occupied
--------------------------------------------------------------------------------
FULL DOC                      99.23%   100.00%          99.98%
LIMITED DOC                   99.34      0.00          100.00
ASSET ONLY                    99.69      0.00          100.00
STATED DOC                   100.00      0.00          100.00
--------------------------------------------------------------------------------
Total:                        99.23%    98.16%          99.98%
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                                                                     Page 2 of 4

GOLDMAN, SACHS & CO.
FIRST FRANKLIN FFMLT 2005 FFA
================================================================================
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Avg.
                                 Number of  Principal        Pct. Of Pool By         Weighted Avg.       Weighted Avg.    Principal
Purpose                            Loans     Balance         Principal Balance       Gross Coupon        Current FICO      Balance
------------------------------------------------------------------------------------------------------------------------------------
Purchase                           13,883 $686,168,068               88.95%               9.436                 664        $49,425
Refinance - Cashout                 1,513   72,343,961                9.38                9.686                 649         47,815
Refinance - No Cashout                304   12,904,104                1.67                9.731                 649         42,448
------------------------------------------------------------------------------------------------------------------------------------
Total:                             15,700 $771,416,133              100.00%               9.464                 662        $49,135
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Weighted
                                                 Avg.
                                                Combo.    Pct.          Pct.
                                               Original   Full         Owner
Purpose                                          LTV      Doc         Occupied
--------------------------------------------------------------------------------
Purchase                                        99.41%   98.12%        99.97%
Refinance - Cashout                             97.81    98.45        100.00
Refinance - No Cashout                          97.70    99.06        100.00
--------------------------------------------------------------------------------
Total:                                          99.23%   98.16%        99.98%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            Avg.
                                 Number of  Principal        Pct. Of Pool By         Weighted Avg.       Weighted Avg.    Principal
Occupancy                          Loans     Balance         Principal Balance       Gross Coupon        Current FICO      Balance
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                     15,698 $771,228,556               99.98%               9.464                 662        $49,129
Non-Owner Occupied                      2      187,578                0.02                9.555                 656         93,789
------------------------------------------------------------------------------------------------------------------------------------
Total:                             15,700 $771,416,133              100.00%               9.464                 662        $49,135
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Weighted
                                                  Avg.
                                                 Combo.    Pct.          Pct.
                                                Original   Full         Owner
Occupancy                                         LTV      Doc         Occupied
--------------------------------------------------------------------------------
Owner Occupied                                   99.23%   98.16%       100.00%
Non-Owner Occupied                              100.00   100.00          0.00
--------------------------------------------------------------------------------
Total:                                           99.23%   98.16%        99.98%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            Avg.
                                 Number of  Principal        Pct. Of Pool By         Weighted Avg.       Weighted Avg.    Principal
Property Type                      Loans     Balance         Principal Balance       Gross Coupon        Current FICO      Balance
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY                      10,201 $481,636,772               62.44%               9.494                 661        $47,215
PUD                                 3,487  184,177,125               23.88                9.523                 659         52,818
CONDO                               1,589   81,464,781               10.56                9.228                 671         51,268
2-4 FAMILY                            423   24,137,456                3.13                9.215                 676         57,063
------------------------------------------------------------------------------------------------------------------------------------
Total:                             15,700 $771,416,133              100.00%               9.464                 662        $49,135
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Weighted
                                           Avg.
                                          Combo.    Pct.          Pct.
                                         Original   Full         Owner
Property Type                              LTV      Doc         Occupied
--------------------------------------------------------------------------------
SINGLE FAMILY                             99.26%   98.12%       100.00%
PUD                                       99.09    98.06         99.98
CONDO                                     99.52    98.36        100.00
2-4 FAMILY                                98.71    99.09         99.38
--------------------------------------------------------------------------------
Total:                                    99.23%   98.16%        99.98%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            Avg.
                                 Number of  Principal        Pct. Of Pool By         Weighted Avg.       Weighted Avg.    Principal
State                              Loans     Balance         Principal Balance       Gross Coupon        Current FICO      Balance
------------------------------------------------------------------------------------------------------------------------------------
CA                                  4,403 $339,658,508               44.03%              9.140                 674        $77,143
FL                                    909   35,902,826                4.65               9.571                 655         39,497
TX                                    992   32,804,995                4.25               9.822                 652         33,070
CO                                    626   27,655,220                3.58               9.705                 649         44,178
WA                                    657   27,567,408                3.57               9.679                 659         41,960
OR                                    671   24,917,206                3.23               9.429                 661         37,134
GA                                    684   24,862,598                3.22              10.108                 646         36,349
MD                                    437   23,048,392                2.99               9.813                 654         52,742
MN                                    425   17,499,823                2.27               9.709                 657         41,176
TN                                    642   17,345,772                2.25               8.786                 642         27,018
Other                               5,254  200,153,385               25.95               9.794                 653         38,095
------------------------------------------------------------------------------------------------------------------------------------
Total:                             15,700 $771,416,133              100.00%              9.464                 662        $49,135
------------------------------------------------------------------------------------------------------------------------------------

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                                       Weighted
                                          Avg.
                                         Combo.    Pct.          Pct.
                                        Original   Full         Owner
State                                     LTV      Doc         Occupied
--------------------------------------------------------------------------------
CA                                       98.95%   98.23%        99.96%
FL                                       99.14    96.38        100.00
TX                                       99.35    96.96        100.00
CO                                       99.38    99.29        100.00
WA                                       99.69    97.64        100.00
OR                                       99.68    96.19        100.00
GA                                       99.78    98.18         99.85
MD                                       99.40    98.65        100.00
MN                                       99.62    98.61        100.00
TN                                       99.68    98.72        100.00
Other                                    99.41    98.57        100.00
--------------------------------------------------------------------------------
Total:                                   99.23%   98.16%        99.98%
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                                                                     Page 3 of 4

GOLDMAN, SACHS & CO.
FIRST FRANKLIN FFMLT 2005 FFA
================================================================================
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            Avg.
                                  Number of  Principal        Pct. Of Pool By        Weighted Avg.        Weighted Avg.   Principal
Zip                                 Loans     Balance         Principal Balance      Gross Coupon         Current FICO     Balance
------------------------------------------------------------------------------------------------------------------------------------
91913                                  50   $4,586,764                0.59%              8.654                 694        $91,735
92555                                  43    3,044,588                0.39               9.374                 664         70,804
92336                                  29    2,295,667                0.30               9.088                 681         79,161
92345                                  44    2,246,946                0.29               9.943                 656         51,067
92592                                  23    2,197,182                0.28               9.488                 658         95,530
92562                                  25    2,118,551                0.27               9.533                 656         84,742
92880                                  22    2,083,031                0.27               9.679                 653         94,774
92126                                  24    1,953,645                0.25               9.006                 678         81,402
92154                                  24    1,846,853                0.24               9.032                 674         76,952
92392                                  37    1,814,649                0.24               9.820                 656         49,045
Other                              15,379  747,226,258               96.86               9.470                 662         48,587
------------------------------------------------------------------------------------------------------------------------------------
Total:                             15,700 $771,416,133              100.00%              9.464                 662        $49,135
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Weighted
                                   Avg.
                                  Combo.     Pct.          Pct.
                                 Original    Full         Owner
Zip                                 LTV      Doc         Occupied
--------------------------------------------------------------------------------
91913                              99.04%   98.47%       100.00%
92555                              99.97   100.00        100.00
92336                              99.09   100.00        100.00
92345                              99.83    95.70        100.00
92592                              99.64    94.33        100.00
92562                              98.65   100.00        100.00
92880                              99.63   100.00        100.00
92126                              99.34    89.35        100.00
92154                              99.14   100.00        100.00
92392                              99.66    95.82        100.00
Other                              99.23    98.18         99.97
--------------------------------------------------------------------------------
Total:                            99.23%   98.16%         99.98%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Avg.
                                  Number of  Principal        Pct. Of Pool By        Weighted Avg.        Weighted Avg.   Principal
Remaining Months to Maturity        Loans     Balance         Principal Balance      Gross Coupon         Current FICO     Balance
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                             3,534 $150,833,150               19.55%               9.485                 658        $42,681
181 - 240                          12,164  620,475,556               80.43                9.459                 663         51,009
241 - 360                               2      107,427                0.01                8.975                 666         53,714
------------------------------------------------------------------------------------------------------------------------------------
Total:                             15,700 $771,416,133              100.00%               9.464                 662        $49,135
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Weighted
                                          Avg.
                                         Combo.     Pct.          Pct.
                                        Original    Full         Owner
Remaining Months to Maturity               LTV      Doc         Occupied
--------------------------------------------------------------------------------
1 - 180                                    99.19%   98.37%        99.97%
181 - 240                                  99.24    98.11         99.98
241 - 360                                 100.00   100.00        100.00
--------------------------------------------------------------------------------
Total:                                    99.23%   98.16%        99.98%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Avg.
                                  Number of  Principal        Pct. Of Pool By        Weighted Avg.        Weighted Avg.   Principal
Amortization Type                   Loans     Balance         Principal Balance      Gross Coupon         Current FICO     Balance
------------------------------------------------------------------------------------------------------------------------------------
FIXED                              15,700 $771,416,133              100.00%               9.464                 662        $49,135
------------------------------------------------------------------------------------------------------------------------------------
Total:                             15,700 $771,416,133              100.00%               9.464                 662        $49,135
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Weighted
                                    Avg.
                                   Combo.     Pct.          Pct.
                                  Original    Full         Owner
Amortization Type                    LTV      Doc         Occupied
--------------------------------------------------------------------------------
FIXED                               99.23%   98.16%        99.98%
--------------------------------------------------------------------------------
Total:                              99.23%   98.16%        99.98%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
THIS MATERIAL HAS BEEN PREPARED SPECIFICALLY FOR YOU BY THE FIXED INCOME SALES AND TRADING DEPARTMENT AND IS NOT THE PRODUCT OF FIXED INCOME RESEARCH. THIS MATERIAL CONTAINS INDICATIVE TERMS ONLY. ALL MATERIAL CONTAINED HEREIN, INCLUDING PROPOSED TERMS AND CONDITIONS ARE FOR DISCUSSION PURPOSES ONLY. FINALIZED TERMS AND CONDITIONS ARE SUBJECT TO FURTHER DISCUSSION AND NEGOTIATION. THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY N ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. OPINIONS EXPRESSED ARE OUR PRESENT OPINIONS ONLY, AND ANY INFORMATION OR INDICATIONS CONTAINED IN THIS MATERIAL ARE CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. THE MATERIAL IS BASED UPON INFORMATION WHICH WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE, AND IT SHOULD NOT BE RELIED UPON AS SUCH. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. WE MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. GOLDMAN SACHS SHALL HAVE NO LIABILITY, CONTINGENT OR OTHERWISE, TO THE USER OR TO THIRD PARTIES, FOR THE QUALITY, ACCURACY, TIMELINESS, CONTINUED AVAILABILITY OR COMPLETENESS OF THE DATA NOR FOR ANY SPECIAL, INDIRECT,
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